                                                                   Exhibit 10.30

                   LICENSE & OPTION AGREEMENT AND MUTUAL RELEASE

This AGREEMENT, effective as of July 26, 2002 ("EFFECTIVE DATE"), is between Thorn BioScience LLC (hereinafter referred as "TBS") having its registered offices at 1509 Bull Lea Road, Suite 400, Lexington, KY 40511, and Southern BioSystems, Inc., a wholly owned subsidiary of DURECT Corporation (hereinafter referred to as "SBS") an Alabama corporation having its principal offices at 756 Tom Martin Drive, Birmingham, AL 35211-4467 and DURECT Corporation (hereinafter referred to as "DURECT") having its principal office at 10240 Bubb Road, Cupertino, CA 95014.

                             Article 1 - Background

1.1 SBS is a company engaged in the development and commercialization of biodegradable polymers, biomedical devices, and controlled-release products and technology for biomedical and non-biomedical applications, including products based on the SBS TECHNOLOGY defined below.

1.2 TBS is a company engaged in the development and the commercialization of animal health and veterinary products and is interested in licensing the SBS TECHNOLOGY for the purposes of developing and marketing veterinary products employing such technology.

1.3 SBS, a wholly owned subsidiary of DURECT, and TBS have previously entered into the PRIOR LICENSE AGREEMENTS permitting TBS' use of the SBS TECHNOLOGY and SBS' [ * * * ] technology for use in animal husbandry and farm management indications in certain species. Under the provisions of the PRIOR LICENSE AGREEMENTS, certain inventions made by TBS were identified and patented including, US patent application serial number [ * * * ] entitled "[ * * * ]."

1.4 The PARTIES hereby desire to enter into this AGREEMENT for the purpose of superseding and replacing all the PRIOR LICENSE AGREEMENTS, further extending a non-exclusive option to TBS to license the SBS TECHNOLOGY for additional specified veterinary applications that may, upon exercise of the option, become part of this AGREEMENT and finally resolving and releasing each other from any and all conflicts, claims and liabilities between the PARTIES arising from their prior relationships and in existence at anytime prior to and up to the EFFECTIVE DATE.

                             Article 2 - Definitions

The following capitalized terms shall have the meanings indicated for purposes of this AGREEMENT:

2.1 "AFFILIATE" means any corporation, association or other entity, which directly or indirectly controls, is controlled by, or is under common control with the PARTY in question. As used in this definition, the term "control" means direct or indirect beneficial ownership of more than 50% of the voting or income interest in such corporation or other business entity.

2.2   "AGREEMENT" means this agreement.

2.3 "CONFIDENTIAL INFORMATION" of SBS and TBS is defined in Paragraph 9.1, respectively.

2.4   "DEVELOPMENT DILIGENCE REQUIREMENTS" are defined in Paragraph 4.1.

2.5   "DISCLOSER" is defined in Paragraph 9.1.

2.6   "DISPUTE" is defined in Paragraph 12.1.

2.7 "EARLY TERMINATION" means termination of the AGREEMENT pursuant to Paragraphs 8.2, 8.3, and 8.4.

2.8   "EFFECTIVE DATE" is defined in the opening paragraph of this AGREEMENT.

2.9 "EXPIRATION" means termination of the AGREEMENT by expiration of the TERM pursuant to Paragraph 8.1.

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

2.10 "FIELD" means the field of use consisting of animal health and veterinary products for non-human animals and for their use in the treatment and/or prevention of disorders as set forth in Appendix B and any OPTION FIELD as added from time to time by TBS' exercise of the option granted to TBS hereunder pursuant to the terms of this AGREEMENT.

2.11 "FIELD TRIAL" means an animal study conducted as part of a program intended for the collection of data as part of the government registration of a LICENSED PRODUCT for commercial sale such as under an open INAD as such term is defined in Title 21 of the U.S. Code of Federal Regulations section 511, or under similar registration authorization, by the USDA, for example.

2.12 "INTELLECTUAL PROPERTY RIGHTS" means trade secrets, patents, trademarks, copyrights, know-how and similar rights of any type under the laws of any governmental authority, domestic or foreign, including all patent applications and trademark registrations relating to any of the foregoing.

2.13 "LICENSED PRODUCT" means any product which TBS develops or commercializes [ * * * ] intended for use in the FIELD, the making, using, selling, offering for sale or importing of which would otherwise infringe an existing VALID CLAIM within SBS PATENT RIGHTS, but for the license granted by SBS to TBS hereunder. Products which [ * * * ], but are intended for different animal species shall each be deemed separate LICENSED PRODUCTs.

2.14  "MAJOR MARKET" means any one or more of the following countries:
Argentina, Australia, Brazil, Canada, China, France, Germany, Italy, Japan, Mexico, Russia, Spain, United Kingdom, and United States.

2.15 "MARKET LAUNCH" means the first marketing in a country of a LICENSED PRODUCT in that country. A product marketing effort covering less than 5% of the country and intended primarily for the purpose of learning, such as test markets, does not constitute a Market Launch.

2.16 "MATERIAL BREACH" means a breach or default in the performance or observation of a material obligation under this AGREEMENT, including without limitation, failure to pay the amounts under this AGREEMENT or to diligently pursue development and commercialization of LICENSED PRODUCTS in accordance with Paragraph 3.5 or Article 4; or to maintain, enforce and defend patents associated with SBS TECHNOLOGY; or the deliberate use of SBS TECHNOLOGY outside the scope of the licenses granted; or the deliberate use of the SBS TECHNOLOGY by SBS or DURECT in conflict with the terms of the licenses granted to TBS hereunder. Further, any breach of any of the representations and warranties set forth in Article 10.

2.17 "NET OUTSIDE SALES" or "NOS" means, as invoiced, THIRD PARTY sales of LICENSED PRODUCT(s) in bona fide arms-length transactions less the total of the following in their normal and customary amounts: (a) trade and cash discounts and allowances; (b) all other allowances, adjustments, reimbursements, discounts, charge backs and rebates granted to THIRD PARTIES; (c) value added tax and other taxes or duties to the extent included in invoiced sales of products; (d) consumer price reductions; (e) any damaged and returned merchandise payments and allowances; and (f) merchandising and pricing funds provided to THIRD PARTIES including, but not limited to, introductory merchandising funds to list new products.

For purposes of determining NOS, product shall be deemed to be sold when shipped.

Sales between or among a PARTY, its SUBLICENSEEs and/or AFFILIATEs shall be excluded from the computation of NOS, but sales by such PARTY, its SUBLICENSEEs and its AFFILIATEs to their THIRD PARTY customers shall be included in the computation of NOS. All sales made in foreign currency shall be converted into US dollars on a quarterly basis using the average of the exchange rates on the first and last working days of each quarter as published in the Wall Street Journal.

2.18  "NOTICE OF THIRD PARTY OFFER" is defined in Paragraph 5.2.

2.19 "OPTION FIELD" means each of the fields of use consisting of animal health and veterinary products for non-human animals and for their use in the treatment and/or prevention of the disorders as set forth in Appendix C (collectively "OPTION FIELDS").

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

2.20 "PARTY" means either SBS, DURECT or TBS, and "PARTIES" means the three collectively.

2.21 "PERSONNEL" means, as applied to either DURECT, SBS or TBS, employees, consultants, agents, or others hired by or retained by the respective PARTY.

2.22 "PRIOR LICENSE AGREEMENTS" means those agreements listed in Appendix D attached hereto.

2.23  [Intentionally omitted]

2.24  "PRIOR SABER INVENTIONS" are defined in Paragraph 7.6.

2.25  "RECEIVER" is defined in Paragraph 9.1.

2.26  "SABER INVENTIONS" are defined in Paragraph 7.1

2.27  "SBS INDEMNITEE" is defined in Paragraph 11.1

2.28  "SBS INVENTIONS" are defined in Paragraph 7.1.

2.29 "SBS PATENT RIGHTS" means any United States or foreign patent application and any patents issuing thereon arising from or related to SBS TECHNOLOGY and either owned by SBS or licensed to SBS, to the extent that SBS has the right and ability to grant sublicenses under such license, together with any division, reissue, continuation, continuation in part, extension or additions thereof, including without limitation those patents and patent applications listed in Appendix A. SBS PATENT RIGHTS shall include such patents and patent applications in existence as of the EFFECTIVE DATE as well as those which come into existence during the TERM.

2.30 SBS TECHNOLOGY" means any and all technical information, formulations, processes, know-how, data, specifications, methods of manufacture or use, characterization methods, characterization results, and other proprietary information, whether or not patented or patentable, relating to the SABER(TM) Delivery System (and improvements thereto including without limitation SABER INVENTIONS) for imparting controlled release or other performance-enhancing qualities to products, together with any and all INTELLECTUAL PROPERTY RIGHTS therein and thereto, including but not limited to the SBS PATENT RIGHTS, all to the extent either owned by SBS or licensed to SBS, to the extent that SBS has the right and ability to grant sublicenses under such license. SBS TECHNOLOGY shall include all such matter in existence as of the EFFECTIVE DATE as well as any such matter which comes into existence during the TERM.

2.31 "STAGES" including "STAGE 1," "STAGE 2" and "STAGE 3" are defined in Paragraph 4.1

2.32 "SUBLICENSE" means the transfer of rights by TBS to a third party sublicensee as defined below.

2.33 "SUBLICENSEE" means a THIRD PARTY to which TBS sublicenses its rights to make, use or sell in a specific geography LICENSED PRODUCTs under this AGREEMENT. As such, wholesalers, distributors and contract manufacturers shall not be considered SUBLICENSEEs.

2.34  "TBS INDEMNITEE" is defined in Paragraph 11.2.

2.35  "TBS INVENTIONS" are defined in Paragraph 7.2.

2.36  "TERM" is defined in Paragraph 8.1.

2.37 "THIRD PARTY" means any party other than SBS or TBS or an AFFILIATE of SBS or TBS.

2.38 "VALID CLAIM" means a claim in an issued and unexpired patent within the SBS PATENT RIGHTS that (a) has not been revoked, held invalid, declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction, and that is unappealable or unappealed within the time allowed for appeal and (b) has not been rendered unenforceable through disclaimers, patent misuse, fraud on the Patent Office, breach of the duty of good faith and candor owed to the Patent Office, or any other act or omission by SBS or its PERSONNEL.

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

                           Article 3 - License Grants
                           --------------------------

3.1. Exclusive License. During the TERM of this AGREEMENT, DURECT hereby grants to TBS an exclusive (as defined in Paragraph 3.2 below) worldwide license to the SBS TECHNOLOGY to make, use, offer to sell, sell and import LICENSED PRODUCTS in the FIELD.

3.2. Exclusivity. Subject to Paragraph 4.5, during the TERM of this AGREEMENT, SBS shall not develop for its own account a product using the SBS TECHNOLOGY that is designed for use in the FIELD nor grant to a THIRD PARTY any rights to develop or commercialize products using the SBS TECHNOLOGY that SBS knows or has reason to know, would be a product designed for use in the FIELD; provided that nothing herein shall preclude or restrict SBS or its AFFILIATES from developing or commercializing or granting rights to THIRD PARTIES to develop or commercialize products incorporating SBS TECHNOLOGY intended for use outside the FIELD. Nothing in this Paragraph 3.2 shall restrict SBS, its AFFILIATEs and licensees from conducting experiments or studies that involve animals for the purpose of developing human [ * * * ] products. Except as expressly provided in this AGREEMENT, no rights or licenses to any INTELLECTUAL PROPERTY RIGHTS are granted by SBS to TBS, by implication, estoppel or otherwise, and SBS specifically reserves all its rights with respect to any INTELLECTUAL PROPERTY RIGHTS not granted hereunder.

3.3. Sublicenses. The exclusive license granted pursuant to Paragraph 3.1 shall include the rights to SUBLICENSE, including, the transfer of rights to AFFILIATES and SUBLICENSEE's to make, use or sell TBS LICENSED PRODUCTS; provided, however, the right to perform [ * * * ] may not be SUBLICENSED and shall reside solely with TBS. Prior to entering a sublicense agreement with a SUBLICENSEE, TBS shall notify DURECT of its intention to SUBLICENSE the exclusive license of Paragraph 3.1 and disclose to DURECT the identity of the SUBLICENSEE and the scope of rights transferred pursuant to the SUBLICENSE. TBS shall include in the terms of any sublicense that SUBLICENSEE agree to be bound by all the terms and conditions of this AGREEMENT to the extent applicable to such SUBLICENSEE including but not limited to Confidentiality Obligations of
Article 9. No SUBLICENSE shall grant more extensive rights to SBS TECHNOLOGY than are granted to TBS in Paragraph 3.1. Notwithstanding such sublicense, TBS shall remain responsible for compliance and performance of all of the obligations under this AGREEMENT including royalty payments hereunder for sales made by SUBLICENSEEs.

3.4. Subcontracts. Subject to the limitations set forth in Paragraph 3.3 above, TBS shall have the right to subcontract elements of development and commercialization activities including, but not limited to, contract manufacturing to THIRD PARTIES, but retains responsibility for such efforts.

3.5. TBS Performance. TBS agrees to use good faith, commercially reasonable efforts to launch and market LICENSED PRODUCTs. Commercially reasonable efforts will be determined by comparison to the efforts exerted by similar companies in the veterinary industry to develop, market and promote those products of similar viability, comparable profile, and comparable market potential.

3.6 Ownership of Regulatory Filings. TBS shall own all regulatory submissions and/or approvals for LICENSED PRODUCTs which it obtains, throughout the TERM of this AGREEMENT and after termination; provided that TBS shall notify DURECT of regulatory approval of LICENSED PRODUCTS. Promptly after receipt of written request, TBS shall provide to DURECT a copy of portions of [ * * * ] for LICENSED PRODUCTS subsequent to submission to such regulatory authorities, and DURECT shall reimburse TBS for all reasonable costs incurred in connection with responding to such request. Promptly after receipt of written request, DURECT shall provide to TBS a copy of portions [ * * * ] of its products using the SBS TECHNOLOGY subsequent to submission to such regulatory authorities, and TBS shall reimburse DURECT for all reasonable costs incurred in connection with responding to such request. These confidential materials are provided for information purposes only, and a PARTY may not use, reference or incorporate any such information provided by the other PARTY into its regulatory submissions (or permit such information to be included into the regulatory submissions of its THIRD party licensees) without the prior written approval of the PARTY providing the information. Any and all such information provided by one PARTY to the other PARTY hereunder shall fall under the confidentiality provisions of Article 9. TBS shall also own all right, title and interest in and to all regulatory submissions related to LICENSED PRODUCTs.

3.7 Control of Product. TBS shall have sole responsibility for and sole discretion to make all decisions regarding LICENSED PRODUCT formulation, packaging, manufacturing, marketing, sales and distribution within the FIELD.

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

                              Article 4 - Diligence
                              ---------------------

4.1 Diligence. TBS shall diligently develop and commercialize LICENSED PRODUCTS in accordance with the following minimum development diligence requirements set forth in this Paragraph 4.1 ("DEVELOPMENT DILIGENCE REQUIREMENTS"). Commencing on Year One and for each year thereafter during the TERM, TBS shall have the minimum required number of different LICENSED PRODUCTS as set forth in the chart below in any of the following stages (each a "STAGE"):

          (i)    STAGE 1- [ * * * ] have commenced and are on-going, or

          (ii) STAGE 2 - a regulatory submission composed of [ * * * ] submitted to U.S. or international regulatory authorities for regulatory review, or

          (iii) STAGE 3- marketing approval has been received and LICENSED PRODUCT is currently being diligently commercialized by TBS or its SUBLICENSEE.

provided, however, the minimum required number of LICENSED PRODUCTS in all STAGES for each year shall be subject to adjustment in accordance with Paragraph
4.2 below. For clarification, STAGE 1 ([ * * * ]) or STAGE 2 ([ * * * ]) may be submitted to regulatory authorities in a phased review and a specific product shall be deemed to have met the requirements of STAGE 1 or STAGE 2 respectively if it is in at least one of the phases of such STAGE. For purposes of this agreement, Year One shall be calendar year 2003.

                  MINIMUM REQUIRED NUMBER OF LICENSED PRODUCTS
                (subject to adjustment pursuant to Paragraph 4.2)

-------------------------------------------------------------------------------------------------------------------------------
                               Year 1 (2003)       Year 2 (2004)       Year 3 (2005)      Year 4 (2006)     Year 5 (2006) and
                                                                                                                 onwards
-------------------------------------------------------------------------------------------------------------------------------
Minimum number of                [ * * * ]           [ * * * ]           [ * * * ]          [ * * * ]           [ * * * ]
different LICENSED
PRODUCTS in all
STAGES
-------------------------------------------------------------------------------------------------------------------------------

4.2 OPTION FIELD. For each OPTION FIELD that becomes included in the FIELD through TBS' exercise of its option pursuant to Article 5, the minimum number of LICENSED PRODUCTS required to be in all STAGES shall be increased by one LICENSED PRODUCT, starting in the year that such OPTION FIELD becomes included in the FIELD.

4.3 Reporting. On [ * * * ] of each year, TBS shall submit a report to DURECT naming LICENSED PRODUCTS that it is diligently developing and further describing TBS' efforts, progress and outcomes regarding DEVELOPMENT DILIGENCE REQUIREMENTS for the previous year.

4.4 Amendment of Diligence Requirements. In the event that TBS is not able to meet its DEVELOPMENT DILIGENCE REQUIREMENTS in a given year despite having made reasonable commercial efforts to achieve such DEVELOPMENT DILIGENCE REQUIREMENTS, then TBS may request that DURECT review the TBS's activities and progress for such year and agree to amend such DEVELOPMENT DILIGENCE REQUIREMENTS for such year at DURECT's reasonable discretion.

4.5 Consequences. If the above DEVELOPMENT DILIGENCE REQUIREMENTS are not met by TBS in any calendar year during the TERM, then the license granted to TBS in Paragraph 3.1 shall be converted to non-exclusive and the restrictions on SBS set forth in Paragraph 3.2 shall terminate with respect to the FIELD, except that TBS shall retain an exclusive license to the SBS TECHNOLOGY solely to make, use, sell, offer for sale and import all LICENSED PRODUCTS TBS has named and continues to diligently develop and commercialize under this AGREEMENT.

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

                        Article 5 - Non-Exclusive Option
                        --------------------------------

5.1 Limited License. SBS hereby grants to TBS a non-exclusive license, without the right to sublicense, to the SBS TECHNOLOGY solely for TBS to conduct limited testing as reasonably necessary for evaluating the suitability of the SBS TECHNOLOGY for use in the OPTION FIELDs.

5.2 Non-Exclusive Option and Right of First Refusal. Subject to terms of this Paragraph 5.2 and Paragraph 5.3, SBS hereby grants to TBS an option to have any OPTION FIELD added to and included in the FIELD, provided that SBS has not already granted to a THIRD PARTY a license to SBS TECHNOLOGY for use in such OPTION FIELD before TBS' notice to SBS of its exercise of its option to such OPTION FIELD (the "NOTICE OF OPTION EXERCISE"). Notwithstanding the foregoing option granted to TBS, nothing contained herein shall restrict or limit SBS' ability to discuss with and disclose relevant information to THIRD PARTIES regarding applications of the SBS TECHNOLOGY outside the FIELD including without limitation applications in the OPTION FIELDS; provided, however, that upon receipt by SBS of a bone fide statement of interest from a THIRD PARTY to obtain a license to the SBS TECHNOLOGY for use in any OPTION FIELD, DURECT shall provide TBS written notice that SBS has received a bona fide statement of interest from a THIRD PARTY to obtain a license to such OPTION FIELD ("NOTICE OF THIRD PARTY OFFER"). TBS will have [ * * * ] after receipt of the NOTICE OF THIRD PARTY OFFER to exercise TBS' option to include the OPTION FIELD that is the subject of the NOTICE OF THIRD PARTY OFFER as part of the FIELD. If TBS exercises its option within such [ * * * ] period, then the OPTION FIELD that is the subject of the NOTICE OF OPTION EXERCISE will be included in the definition of the FIELD. If TBS fails to exercise its option within such [ * * * ] period, then SBS shall have the right to enter into an agreement with such THIRD PARTY to grant to such THIRD PARTY a license to the SBS TECHNOLOGY in the OPTION FIELD that is the subject of the NOTICE OF THIRD PARTY OFFER.

5.3 Exercise of Option. TBS may, at its discretion, exercise its option to include any OPTION FIELD as part of the FIELD at any time, by providing written notice to DURECT, provided, that TBS is in compliance with existing diligence obligations set forth in Paragraphs 3.5 and 4.1.

5.4 Addition of Rights. In the event TBS desires to license rights to the SBS TECHNOLOGY for a field of use not covered under this AGREEMENT, TBS may tender to DURECT a proposal to license such field of use, and provided that DURECT or its AFFILIATES are not engaged in a development program and do not have commitments to a THIRD PARTY in such field of use, DURECT shall discuss with TBS the possibility of granting TBS rights to such field of use on terms mutually agreeable to the PARTIES provided that DURECT shall have no obligation to enter into any agreement relating to nor reserve for TBS any rights to fields of use not expressly covered under this AGREEMENT.

                          Article 6 - Royalty Payments
                          ----------------------------

6.1 Running Royalties. In consideration of the rights granted by SBS to TBS hereunder, TBS shall pay to DURECT as running royalty the applicable percent of the NOS based on TBS's, or TBS's AFFILIATE's or SUBLICENSEEs', sale of LICENSED PRODUCTS throughout the world as set forth in the chart below:


         ----------------------------------------------------------------------------------------------------------

                           Annual Net Outside Sales (NOS) Worldwide                         Royalty to DURECT
                                                                                                (Percent)
         ----------------------------------------------------------------------------------------------------------
         For the first $ [ * * * ]MM of NOS                                                     [ * * * ]%
         ----------------------------------------------------------------------------------------------------------

         For NOS above $[ * * * ]MM and up to $[ * * * ]MM                                      [ * * * ]%
         ----------------------------------------------------------------------------------------------------------

         For NOS above $[ * * * ]MM                                                             [ * * * ]%
         ----------------------------------------------------------------------------------------------------------

      Royalties on NOS based on the sale of LICENSED PRODUCTs in a country where no SBS PATENT RIGHTS exist will be paid to DURECT; provided, however, TBS's obligation to pay royalties on LICENSED PRODUCTS in such country shall terminate upon the first sale in such country by a THIRD PARTY of a product for the same indication as the LICENSED PRODUCT which would infringe a VALID CLAIM if such sale were to have taken place in the United States.

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

Only one royalty shall be payable on LICENSED PRODUCTs despite the existence of one or more claims within SBS PATENT RIGHTS.

6.2 Other Fees. In addition to royalty payments pursuant to Paragraph 6.1 above, TBS shall make payments to DURECT equal to [ * * * ]% of any upfront, milestone or any special fees, payments or other consideration (in whatever form) received by TBS or its AFFILIATES with respect to the sublicense of LICENSED PRODUCTS after deducting from such consideration: (i) any tax or other government charge (other than income tax) levied on such consideration to the extent borne by TBS or its AFFILIATES and (ii) any payments (or portions thereof) that constitute reimbursement of (and are determined based upon) genuine research, development and/or manufacturing costs incurred by TBS or its AFFILIATES.

6.3 TBS Payments. Royalties and other fees shall be paid by TBS to DURECT on a quarterly basis in U.S. Dollars, to be wired to an account designated in writing by DURECT. Within [ * * * ] of the end of each calendar quarter, TBS shall provide a written report to DURECT showing NOS by country and calculations of the royalty and other fees due to DURECT. Any payment due will be made at the same time as delivery of the report.

6.4 Taxes. Any income, withholding, or other tax that TBS is required by applicable law or regulation to withhold and pay with respect to the amounts payable by TBS under the AGREEMENT, shall be deducted from the amount prior to remittance to DURECT. With respect to any tax so deducted, TBS shall provide to DURECT such documentation as shall be required by revenue authorities, as may be reasonably necessary to enable DURECT to claim exemption therefrom or obtain a repayment thereof and shall, upon request, provide SBS with proper evidence of the taxes paid.

6.5 Audits. At the request of DURECT, TBS shall permit a mutually agreed certified public accountant, at reasonable times and upon reasonable notice, to audit TBS's books and records that support the calculations as noted in this Paragraph 6.5. TBS will retain three (3) years of such books and records should DURECT choose to review them. DURECT will not conduct an audit more than once a calendar year, nor audit the same data more than once. Should DURECT choose to audit TBS's records, DURECT will bear the cost of the audit unless such audit reveals an underpayment of amounts due. If the auditor's report shows that a [ *
* * ]% underpayment has taken place, TBS shall pay to DURECT an amount sufficient to remedy the amount of any under reporting or underpayment found by the auditor in the next payment to DURECT, together with an interest payment of [ * * * ] per month for the period of such underpayment and TBS shall bear the costs of the audit fees. If the auditor's report shows that an overpayment of royalties has taken place, such overpayment shall be creditable against future royalties payable in subsequent royalty periods and DURECT shall bear the costs of the audit fees.

                    Article 7 - Data, Inventions and Patents
                    ----------------------------------------

7.1 SBS INVENTIONS. All inventions made during the TERM of the AGREEMENT relating to the SBS TECHNOLOGY or to any combination of the SBS TECHNOLOGY with other components, active agents, features or processes without regard to whether such inventions are made by SBS, TBS or their, AFFILIATES, agents or subcontractors ("SABER INVENTIONS") and all inventions made during the TERM of the AGREEMENT solely by DURECT PERSONNEL shall be owned solely by DURECT (together with SABER INVENTIONS, collectively referred to as "SBS INVENTIONS"). TBS agrees to promptly disclose to DURECT all SABER INVENTIONS, and TBS shall provide reasonable assistance to DURECT (at DURECT's sole cost) with respect to the filing and prosecution of patents covering SABER INVENTIONS and shall further execute and deliver promptly to DURECT such assignments, confirmations of assignments or other written instruments as are necessary to vest in SBS clear and marketable title to the SABER INVENTIONS. SBS will be responsible, at its sole expense, for filing, prosecuting, and maintaining any patents/applications covering SBS INVENTIONS.

7.2 TBS INVENTIONS. Except for SABER INVENTIONS, all inventions made during the TERM of the AGREEMENT solely by TBS PERSONNEL shall be owned by TBS ("TBS INVENTIONS"). TBS will be responsible, at its sole expense, for filing, prosecuting, and maintaining any patents/applications covering such TBS INVENTIONS

7.3 Defense and Enforcement of Intellectual Property Rights. In the event of any infringement or question of validity by a THIRD PARTY of any INTELLECTUAL PROPERTY RIGHTS relating to SBS TECHNOLOGY, SBS shall have right, but not the obligation, to defend or initiate an action to protect the Intellectual Property Rights relating to SBS TECHNOLOGY at its own expense in the name of SBS, or jointly with TBS if required by law, for any patent or other claims which potentially cover(s) LICENSED PRODUCTS. In the event that SBS elects not to initiate a suit against a

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THIRD PARTY which is allegedly infringing the SBS PATENT RIGHTS by use of SBS
TECHNOLOGY in the FIELD, it shall promptly and timely notify TBS in writing and TBS shall have the right, but not the obligation, to assume direction and control of the initiation of such claims at TBS's own expense; provided, however, notwithstanding the foregoing, if DURECT disputes in good faith whether such THIRD PARTY is infringing the SBS PATENT RIGHTS in the FIELD, then TBS may not initiate any action against such THIRD PARTY until such dispute between TBS and DURECT has been resolved by arbitration pursuant to Article 12. If TBS elects to initiate any such claim, it shall notify DURECT thereof in writing at least [ * * * ] prior to initiation of any action and the PARTIES will mutually agree upon the distribution of any recovery resulting from TBS' efforts to prosecute any claim prior to TBS's assumption of such prosecution, but in no event shall the distribution to TBS be less than its expenses in the prosecution of the claim should there be adequate amounts recovered to reimburse such expenses incurred by TBS. In the event there is not a sufficient amount recovered to reimburse TBS its expenses incurred, TBS may deduct from any future royalties to be paid to DURECT the amount necessary to makeup any difference between the actual amount recovered and paid to TBS as partial reimbursement and the amount of expenses incurred by TBS to which it is entitled to be reimbursed. SBS agrees to join any action initiated by TBS if required by law and submits to the personal jurisdiction of any court or other tribunal hearing such action.

7.4 Discontinuance of Patenting Process/Notice. If the owner or assignee of an invention made under this AGREEMENT chooses to discontinue the patenting or maintenance of any patent or application covering the invention, the owner or assignee shall notify the other PARTY promptly in writing and in such a time frame such that the other PARTY may, if it so chooses and at its own expense, continue the prosecution or maintenance of such patent or patent application. The owner or assignee shall execute all documents necessary for the other PARTY to take over such prosecution or maintenance, including, if so requested, the assignment of the patent or patent application

7.5 Copyrights, Trademarks, Proprietary Names. TBS shall own all right and title to trademarks and copyrights specifically relating to LICENSED PRODUCTS (and not SBS TECHNOLOGY generally).

7.6 Assignment of Inventions From Prior Agreements. TBS hereby assigns and conveys to SBS all its right, title and interest to any prior inventions, including any and all INTELLECTUAL PROPERTY RIGHTS therein and thereto, made by TBS relating to the SBS TECHNOLOGY under the PRIOR LICENSE AGREEMENTS and in existence prior to the EFFECTIVE DATE, including without limitation US patent application serial number [ * * * ] filed [ * * * ] entitled "[ * * * ]" ("PRIOR SABER INVENTIONS") to the extent such prior inventions have not already been assigned to SBS. TBS shall further execute and deliver promptly to SBS such assignments, confirmations of assignments or other written instruments as are necessary to vest in SBS clear and marketable title to these PRIOR SABER INVENTIONS.

                        Article 8 - Term and Termination
                        --------------------------------

8.1 TERM. The TERM of the AGREEMENT shall commence upon the EFFECTIVE DATE and shall expire upon the termination of the last, VALID CLAIM in the SBS PATENT RIGHT as they relate to LICENSED PRODUCTs, unless terminated earlier according to the provisions of Paragraph 8.2, 8.3 or 8.4.

8.2 TBS Termination. TBS may terminate this AGREEMENT at any time for reasons other than MATERIAL BREACH by providing written notice to DURECT at least [ * *
* ] days prior to termination.

8.3 DURECT Termination. DURECT may terminate this AGREEMENT after written notice to TBS if TBS is in MATERIAL BREACH of this AGREEMENT providing that TBS shall have [ * * * ] days after receipt of such written notice to take prudent and reasonable steps to cure the MATERIAL BREACH; provided, however, in the event that the PARTIES dispute in good faith whether TBS is in MATERIAL BREACH of this AGREEMENT, then termination of the AGREEMENT shall be temporarily stayed pending resolution of whether a MATERIAL BREACH has occurred provided a request for arbitration pursuant to Article 12 is made by TBS within such [ * * * ] day period.

8.4 Termination for Liquidation or Dissolution. To the extent permitted under applicable law, either PARTY may terminate this AGREEMENT and the rights granted hereunder, effective upon giving written notice of such termination to the other PARTY, if such other PARTY is liquidated or dissolved, and if such termination is not permitted under applicable law, then the rights and obligations of such other PARTY under this AGREEMENT may be transferred and assigned only to a THIRD PARTY engaged in a business of that would reasonably be capable of performing the obligations set forth in this AGREEMENT.

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8.5   Effect of Termination. Upon EXPIRATION or TERMINATION of the AGREEMENT for
any reason, all rights and obligations of the PARTIES under this AGREEMENT, including the licenses granted herein by SBS to TBS pursuant to Paragraphs 3.1 and 5.1 shall immediately terminate, except for the provisions set forth in Paragraphs 6.5, 8.5 and 10.6 and Articles 7, 9 (for stated period), 11, 12, 13 and 14 which shall survive the EXPIRATION or TERMINATION of this AGREEMENT. The EXPIRATION or TERMINATION of this AGREEMENT shall not affect the obligations of either PARTY to perform any obligations arising prior the EXPIRATION or TERMINATION of this AGREEMENT, including TBS' obligations to pay to SBS all amounts due for sales of LICENSED PRODUCTS made prior to the prior the EXPIRATION or TERMINATION of this AGREEMENT.

                     Article 9 - Confidentiality Obligations
                     ---------------------------------------

9.1 Disclosure of CONFIDENTIAL INFORMATION. During the TERM, it may be necessary for a PARTY ("DISCLOSER") to disclose to another PARTY ("RECEIVER") technical and business information ("CONFIDENTIAL INFORMATION") which the DISCLOSER considers highly confidential. CONFIDENTIAL INFORMATION disclosed by the PARTIES may include, without limitation, information relating to the SBS TECHNOLOGY and other ideas, know-how, test methods, data, data gathering practices, [ * * * ] business plans and other technical and business information including TBS' interest in SBS TECHNOLOGY as well as the terms of this AGREEMENT.

9.2 Obligation of Confidentiality. Unless prior written consent is otherwise obtained from DISCLOSER, the RECEIVER shall maintain the CONFIDENTIAL INFORMATION in confidence, shall take all reasonable precautions to prevent disclosure of CONFIDENTIAL INFORMATION to THIRD PARTIES, and shall use CONFIDENTIAL INFORMATION only for the purposes provided for in the AGREEMENT. However, the RECEIVER shall have no obligation under this Article with respect to any specific portion of CONFIDENTIAL INFORMATION which:

      a. is already in the RECEIVER's possession at the time of disclosure thereof which the receiver can demonstrate by documented and competent evidence; or

      b. is or later becomes available to the public, other than by the RECEIVER's default of this Article; or

      c. is received from a THIRD PARTY having no obligation of confidentiality to the DISCLOSER; or

      d.   is required to be disclosed by law or government regulation.

9.3 Termination of Confidentiality Obligations. The obligations of confidentiality of the RECEIVER under this Article shall, terminate in their entirety five (5) years after termination of the AGREEMENT.

9.4 Publication: In the event a PARTY chooses to publish any data arising from this AGREEMENT not otherwise subject to the confidentiality obligations set forth above in this Article, the publishing PARTY shall submit to the other PARTY for review the text of any such proposed oral or written disclosure, including any abstract at least [ * * * ] in advance of any such disclosure, including the submission of such proposed disclosure to a journal, editor, selection or review committee or person for a meeting, or other THIRD PARTY. The other PARTY may request in writing further delay of the proposed publication for up to an additional [ * * * ] for purposes of allowing either PARTY to complete development necessary for filing a patent application and to file such a patent application.

9.5 Press Release: Neither PARTY shall issue any press release or public announcement, written or oral regarding any aspect of this AGREEMENT, including its existence, the subject matter to which it relates, the performance under it or any of its specific terms and conditions, including any general statements as to the existence of a relationship between the PARTIES, without the prior written consent of the other PARTY, unless otherwise required by law, in which case, the disclosing PARTY shall provide the other PARTY reasonable written notice of such required disclosure.

9.6 Consent for Patent Disclosure. Each PARTY shall obtain the consent of the other PARTY prior to the incorporation of portions of the other PARTY'S CONFIDENTIAL INFORMATION in a patent application. Such consent of the other PARTY shall not be unreasonably withheld or delayed.

9.7 Consent for Regulatory Disclosure. The PARTIES hereby consent to the incorporation of any portion of CONFIDENTIAL INFORMATION in any regulatory submission or communication, on notice by either PARTY to the

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

other, which is reasonably believed to be required for the process of obtaining regulatory approval for a LICENSED PRODUCT, and the requesting PARTY undertakes to the extent permissible by law to secure confidential treatment thereof.

                   Article 10 - Representations and Warranties
                   -------------------------------------------

10.1 Affiliation between SBS and Durect Corporation. SBS and DURECT represent and warrant that SBS is a validly existing and wholly owned subsidiary of DURECT.

10.2 Ownership of IP rights. SBS and DURECT represent and warrant that SBS is the sole holder of all rights, title and interest in the SBS TECHNOLOGY free and clear of any claims, liens, and demands of any other person or entity.

10.3 Status of SBS TECHNOLOGY and PATENT RIGHTS. SBS and DURECT represent and warrant that as of the EFFECTIVE DATE, except as disclosed in Appendix E, no patent application within the SBS PATENT RIGHTS is the subject of any pending interference, opposition, cancellation, protest, or other challenge or adversarial proceeding. SBS has neither assigned nor granted any license or other rights to the SBS TECHNOLOGY in the FIELD or OPTION FIELD, and it is under no obligation to grant any such license or rights in the FIELD or OPTION FIELD (as of the EFFECTIVE DATE) to any THIRD PARTY. SBS and DURECT represent and warrant that there are no outstanding liens, encumbrances, THIRD PARTY rights, agreements or understandings of any kind, either written, oral or implied, regarding the SBS TECHNOLOGY which are inconsistent or in conflict with any provision of this AGREEMENT.

10.4 Right to Grant. SBS and DURECT represent and warrant to TBS that SBS and DURECT have, and at all times during the TERM of this AGREEMENT will have, all necessary rights and interests in the SBS TECHNOLOGY including all rights under copyrights, trade secrets, tradenames, patents, patent applications, trademarks and other intellectual property and proprietary rights as required to grant TBS the rights and licenses granted to TBS hereunder. SBS, DURECT and TBS represent and warrant that the execution and delivery of this AGREEMENT, and the performance by SBS,DURECT and TBS of their respective obligations hereunder, including the grant of the licenses herein, have been duly authorized by all necessary corporate and other action on the part of SBS, DURECT and TBS, and no consents, waivers or permissions that have not already been granted are required for such actions.

10.5 Ability to Perform Services. TBS represents and warrants to DURECT that at present it has the ability (including access to the resources, personnel and infrastructure) to perform its obligations under this AGREEMENT.

10.6 Disclosure of PRIOR INVENTIONS. TBS represents and warrants to DURECT that it has disclosed to DURECT all PRIOR INVENTIONS as of the EFFECTIVE DATE.

10.7 Other Representation. Each of DURECT and SBS hereby represent to TBS that as of the date hereof, it knows of no reason why the SBS TECHNOLOGY would not be acceptable for use in veterinary products.

10.8 Disclaimer of Other Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

                          Article 11 - Indemnification
                          ----------------------------

11.1 TBS Indemnity. TBS shall defend, indemnify and hold harmless SBS, DURECT and their AFFILIATES, and their officers, directors, employees and agents (collectively, "SBS INDEMNITEES") from any THIRD PARTY claims alleged or brought against any of them and against any and all losses, liabilities, claims, obligations, costs and expenses (collectively, "LOSSES") arising out of any MATERIAL BREACH of this AGREEMENT by TBS, its AFFILIATES or SUBLICENSEES and the use, design, labeling, manufacture, processing, packaging, sale or commercialization of any LICENSED PRODUCTS by TBS, its AFFILIATES and SUBLICENSEES, including without limitation product liability claims; provided that such SBS INDEMNITEE: (i) provides reasonable notice to TBS of such LOSS and permits TBS to control, in a manner not adverse to such SBS INDEMNITEE, the

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defense, settlement, adjustment or compromise of any such claim using counsel reasonably acceptable to such SBS INDEMNITEE; and (ii) reasonably cooperates with TBS in the defense of any such claim, subject to TBS's payment of all reasonable costs and expenses associated with such cooperation, and further provided that TBS shall not be liable for any such costs or expenses incurred without its prior written authorization. TBS shall not enter into any settlement that adversely affects a SBS INDEMNITEE's rights or interest without prior written approval by the SBS INDEMNITEE. The SBS INDEMNITEE shall have no authority to settle any claim for LOSSES on behalf of TBS. The SBS INDEMNITEE shall have the right to participate, at its own expense, in the defense of any such claim or demand to the extent it so desires.

11.2 DURECT and SBS Indemnity. DURECT and SBS shall defend, indemnify and hold harmless TBS and its AFFILIATES, and their officers, directors, employees and agents (collectively, "TBS INDEMNITEES") from any THIRD PARTY claims alleged or brought against any of them and against any and all LOSSES arising out of any MATERIAL BREACH of this AGREEMENT by SBS and DURECT and their AFFILIATES except for LOSSES for which TBS is obligated to provide indemnity pursuant to Paragraph
11.1 above; provided that such TBS INDEMNITEE: (i) provides reasonable notice to DURECT of such LOSS and permits DURECT to control, in a manner not adverse to such TBS INDEMNITEE, the defense, settlement, adjustment or compromise of any such claim using counsel reasonably acceptable to such TBS INDEMNITEE; and (ii) reasonably cooperates with DURECT in the defense of any such claim, subject to DURECT's payment of all reasonable costs and expenses associated with such cooperation, and further provided that SBS and DURECT shall not be liable for any such costs or expenses incurred without its prior written authorization. SBS and DURECT shall not enter into any settlement that adversely affects a TBS INDEMNITEE's rights or interest without prior written approval by the TBS INDEMNITEE. The TBS INDEMNITEE shall have no authority to settle any claim for LOSSES on behalf of SBS and DURECT. The TBS INDEMNITEE shall have the right to participate, at its own expense, in the defense of any such claim or demand to the extent it so desires.

11.3 Disclaimer of Consequential Damages. IN NO EVENT WILL EITHER SBS AND DURECT OR TBS BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES INCURRED BY A PARTY ARISING UNDER OR AS A RESULT OF THIS AGREEMENT (OR THE TERMINATION HEREOF) INCLUDING, BUT NOT LIMITED TO, THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENSES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOODWILL OF SBS and DURECT OR TBS OR OTHERWISE.

                             Article 12 - Arbitration
                             ------------------------

12.1 Arbitration of Disputes. At the election of a party, any controversy or dispute arising out of or in connection with this AGREEMENT, its interpretation, performance, or termination, but not including validity or enforceability of patents licensed under Article 3, ("DISPUTE"), that the PARTIES are unable to resolve within ninety (90) days after written notice by one PARTY to the other of the existence of such DISPUTE, shall be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect. The arbitration shall be conducted in Lexington, Kentucky, U.S.A. if arbitration is demanded by DURECT or SBS, and San Francisco, California if arbitration is demanded by TBS except as may otherwise be agreed by the PARTIES. Each DISPUTE shall be submitted to a panel of three
(3) impartial arbitrators with each PARTY selecting one (1) arbitrator within fifteen (15) days after the commencement of the arbitration period and the two
(2) selected arbitrators selecting a third arbitrator within thirty (30) days after the commencement of the arbitration period. In the event of failure of the two arbitrators to agree within 30 days after commencement of the arbitration proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with its then existing rules. In the event that any PARTY shall fail to appoint an arbitrator it is required to appoint within the specified time period, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with its then existing rules. Any arbitration hereunder shall commence within thirty (30) days after appointment of the third arbitrator. The arbitrators shall make final determinations as to any discovery disputes and all other procedural matters. If any PARTY fails to comply with the procedures in any arbitration in a manner deemed material by the arbitrators, then the arbitrators shall fix a reasonable time for compliance, and if the PARTY does not comply within such period, then a remedy deemed just by the arbitrators, including an award of default, may be imposed. The decision of the arbitrators shall be rendered no later than one hundred and twenty (120) days after commencement of the arbitration period. The costs of arbitration shall be borne by the PARTY against whom the arbitral decision is made. Any judgment or decision rendered by the panel shall be binding upon the PARTIES and shall be enforceable by any court of competent jurisdiction. For purposes of this Article 12, the "commencement of the arbitration period" shall be deemed to be the date upon which a written demand for arbitration is received by the American Arbitration Association from one of the PARTIES.

    Article 13 - Termination Of Prior License Agreements And Mutual Release
    -----------------------------------------------------------------------

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13.1  Termination of Prior License Agreements. The PRIOR LICENSE AGREEMENTS are
hereby terminated effective as of the EFFECTIVE DATE.

13.2  Termination of [ * * * ] Agreement. The [ * * * ] Agreement dated
[ * * * ] by and between DURECT Corporation, SBS and TBS is hereby terminated effective as of the EFFECTIVE DATE.

13.3 Release of DURECT and SBS by TBS. TBS, together with its AFFILIATES and their respective officers, directors, heirs, executors, assigns, agents and employees, do hereby fully release, forever discharge and hold harmless, SBS, DURECT Corporation, and their AFFILIATES and their respective officers, directors, heirs, executors, assigns, agents and employees, from and against all claims, actions, causes of action, demands and damages, under any theory of liability, known or unknown, fixed or contingent, arising out of or in any way related to proposed or actual business or other legal relationships or dealings between or among the above-named or described persons and entities from the beginning of time to the EFFECTIVE DATE, including, but expressly not limited to the PRIOR LICENSE AGREEMENTS (except for obligations of confidentiality in the PRIOR LICENSE AGREEMENTS which shall survive for the periods stated therein). Notwithstanding the foregoing, the PARTIES expressly acknowledge that this release does not extend or apply to obligations of the PARTIES under the terms of this AGREEMENT itself.

13.4 Release of TBS by DURECT and SBS. SBS and DURECT, together with their AFFILIATES and their respective officers, directors, heirs, executors, assigns, agents and employees, do hereby fully release, forever discharge and hold harmless, TBS and its AFFILIATES and their respective officers, directors, heirs, executors, assigns, agents and employees, from and against all claims, actions, causes of action, demands and damages, under any theory of liability, known or unknown, fixed or contingent, arising out of or in any way related to proposed or actual business or other legal relationships or dealings between or among the above-named or described persons and entities from the beginning of time to the EFFECTIVE DATE, including, but expressly not limited to the PRIOR LICENSE AGREEMENTS (except for obligations of confidentiality in the PRIOR LICENSE AGREEMENTS which shall survive for the periods stated therein). Notwithstanding the foregoing, the PARTIES expressly acknowledge that this release does not extend or apply to obligations of the PARTIES under the terms of this AGREEMENT itself.

                         Article 14 - General Provisions
                         -------------------------------

14.1 Non-Waiver. The waiver by either PARTY of any breach of any provision hereof by the other PARTY shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

14.2 Partial Invalidity. If and to the extent that any court or tribunal of competent jurisdiction holds any of the terms or provisions of this AGREEMENT, or the application thereof to any circumstances, to be invalid or unenforceable in a final nonappealable order, the PARTIES shall use their best efforts to reform the portions of this AGREEMENT declared invalid to realize the intent of the PARTIES as fully as practicable, and the remainder of this AGREEMENT and the application of such invalid term or provision to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each of the remaining terms and provisions of this AGREEMENT shall remain valid and enforceable to the fullest extent of the law.

14.3 Limitation on Use of Names. SBS and DURECT shall not use the names of TBS, nor any adaptation thereof, and TBS shall not use the name of DURECT or SBS in any advertising, promotional or sales literature without prior written consent obtained from TBS or DURECT in each case.

14.4 Force Majeure. No failure or omission by the PARTIES hereto in the performance of any obligation of this AGREEMENT shall be deemed a breach of this AGREEMENT nor shall it create any liability if the same shall arise from any cause or causes beyond the reasonable control of the affected PARTY, including, but not limited to, the following, which for purposes of this AGREEMENT shall be regarded as beyond the control of the PARTY in question: acts of nature; acts or omissions of any government; any rules, regulations, or orders issued by any government authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; invasion; strikes and labor lockouts; provided that the PARTY so affected shall use its best efforts to avoid or remove such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

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14.5  Entire AGREEMENT. This AGREEMENT constitutes the entire understanding between the PARTIES with respect to the subject matter contained herein and supersedes any and all prior agreements, understandings and arrangements whether oral or written between the PARTIES relating to the subject matter hereof, except as set forth expressly herein. Notwithstanding this clause, this AGREEMENT may, from time to time, be adjusted on foot of mutual agreements duly authorized and appropriately documented between the PARTIES.

14.6 Assignment. This AGREEMENT may not be assigned, in whole or in part, by one PARTY without the prior written consent of the other PARTY, except that either PARTY may assign this Agreement, in whole or in part, to an AFFILIATE of such PARTY or to the successor (including the surviving company in any consolidation, reorganization or merger) or assignee of all or substantially all of its business upon 30 days' prior written notice to the other PARTY. No assignment shall have the effect of relieving any party to this AGREEMENT of any of its obligations hereunder.

14.7 Survivorship Rights. Subject to Paragraph 14.6, the licenses and intent to use option granted to TBS and other obligations of DURECT and SBS herein shall inure to the benefit of TBS, its successors and assigns, regardless of any changes in the ownership of technology licensed under Article 3, whether by acquisition or merger of part or all of SBS's assets, dissolution of SBS, bankruptcy proceedings, or other causes. The payments and other obligations of TBS herein shall inure to the benefit of DURECT, its successors and assigns, regardless of any changes in the ownership of TBS, whether by acquisition or merger of part or all of TBS's assets, dissolution of TBS, bankruptcy proceedings, or other causes.

14.8 Governing Law. This AGREEMENT shall be interpreted according to the laws of Delaware, without regard to any applicable statutes or law relating to conflicts of law.

14.9 Notice. Any notice to be given to a PARTY under or in connection with this AGREEMENT shall be in writing and shall be (i) personally delivered, (ii) delivered by an internationally recognized overnight courier, (iii) delivered by certified mail, postage prepaid, return receipt requested, or (iv) delivered via facsimile, with the receipt confirmed, to the PARTY at the address set forth below for such party:

      To TBS:                                 To SBS:

      1509 Bull Lea Road,                     756 Tom Martin Drive
      Suite 400,                              Birmingham, AL  35211-4467
      Lexington, KY 40511

      Attn:      Dr. Barry Simon              Attn:      President
      Fax:       1-859-225-4003               Fax:       1-205-917-2240
      Telephone: 1-859-225-3002               Telephone: 1-205-917-2000

                                              To DURECT:

                                              DURECT Corporation
                                              10240 Bubb Road
                                              Cupertino, CA 95014

                                              Attn:      General Counsel
                                              Fax:       1-408-777-3577
                                              Telephone: 1-408-777-1417

or to such other address as to which the PARTY has given written notice thereof. Such notices shall be deemed given upon receipt.

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

     IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed by their duly authorized officers.

SOUTHERN BIOSYSTEMS, INC.              THORN BIOSCIENCE LLC

By:                                    By:
     ----------------------------           ------------------------------
Name:                                  Name:
       --------------------------             ----------------------------
Title:                                 Title:
        -------------------------              ---------------------------
Date:                                  Date:
       --------------------------             ----------------------------



DURECT CORPORATION

By:
     ------------------------------------------
Name:
       ----------------------------------------
Title:
        ---------------------------------------
Date:
       ----------------------------------------


CONSENT BY LAURA THORN LIMITED:

Laura Thorn Limited, as holder of a security interest in the Prior License Agreements and TBS Intellectual Property Rights, hereby consents to the entry into this Agreement by TBS:

By:
     ------------------------------------------
Name:
       ----------------------------------------
Title:
        ---------------------------------------
Date:
       ----------------------------------------

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

                                   Appendix A

                                SBS PATENT RIGHTS

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]


AND ANY U.S. CONTINUATION(S), CONTINUATION(S) IN PART, DIVISIONALS OR APPLICATIONS OR PATENTS WHICH CLAIM PRIORITY FROM ANY OF ANY OF THE ABOVE AND FOREIGN COUNTERPARTS THEREOF.

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                                   Appendix B

                                      FIELD

The FIELD shall consist of [ * * * ]

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                                   Appendix C

                                  OPTION FIELDS

-------------------------------------------------------------------------------------
OPTION FIELDS                               Use of the  following  agents in the
                                            [ * * * ] Species
-------------------------------------------------------------------------------------
1                                           [ * * * ]
-------------------------------------------------------------------------------------
2                                           [ * * * ]
-------------------------------------------------------------------------------------
3                                           [ * * * ]
-------------------------------------------------------------------------------------
4                                           [ * * * ]
-------------------------------------------------------------------------------------
5                                           [ * * * ]
-------------------------------------------------------------------------------------
6                                           [ * * * ]
-------------------------------------------------------------------------------------
7                                           [ * * * ]
-------------------------------------------------------------------------------------

                                       17

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

                                   Appendix D

                            PRIOR LICENSE AGREEMENTS

1.       [ * * * ]

2.       [ * * * ]

3.       [ * * * ]

4.       [ * * * ]

5.       [ * * * ]

6.       [ * * * ]

7.       [ * * * ]

8.       [ * * * ]

9.       [ * * * ]

10.      [ * * * ]

11.      [ * * * ]

12.      [ * * * ]

                                       18

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC

                                   Appendix E

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]


                                       19

                                                                    CONFIDENTIAL
**Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC